UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016

INC RESEARCH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3201 Beechleaf Court, Suite 600 Raleigh, North Carolina	27604-1547
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of James T. Ogle as Chairman of the Board and Director

On May 31, 2016, James T. Ogle notified the Board of Directors of INC Research Holdings, Inc. (the “Company”) that he will retire as Chairman of the Company’s Board and the Board accepted his tender of retirement. His retirement was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

David Y. Norton, who is currently on the Company’s Board, has been appointed Chairman of the Board, effective June 1, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated May 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2016	INC RESEARCH HOLDINGS, INC.

	By:	/s/ Christopher L. Gaenzle
	Name:	Christopher L. Gaenzle
	Title:	Chief Administrative Officer and General Counsel